UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2009 (March 25, 2009)

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

0-12826	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The merger of Graystone Financial Corp., Lancaster, Pennsylvania (“Graystone”) with and into the Registrant was consummated pursuant to the terms of the Agreement and Plan of Merger between Graystone and the Registrant dated as of November 12, 2008 (the “Merger Agreement”), effective at 12:01 a.m. on March 31, 2009.  Additionally, the Registrant’s wholly-owned subsidiary, The First National Bank of Greencastle, Greencastle, Pennsylvania, merged with and into Graystone’s wholly-owned subsidiary, Graystone Bank, under the title “Graystone Tower Bank,” effective at 12:02 a.m. on March 31, 2009.   As a result of the foregoing transactions, Graystone Tower Bank, a Pennsylvania-chartered bank, is the wholly-owned subsidiary of the Registrant.

Pursuant to the terms of the Merger Agreement, Graystone shareholders will receive, for each share of Graystone common stock held, 0.42 shares of the Registrant’s common stock.  Cash will be paid to Graystone shareholders in lieu of any fractional shares.

A copy of the press release announcing completion of the merger is attached as Exhibit 99.1 and incorporated by reference into this current report.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Because the merger of Graystone Financial Corp. (“Graystone”) into the Registrant is treated as a “reverse merger” for accounting purposes, and as such the financial statements of Graystone, as the accounting acquirer, became the financial statements of the Registrant as the legal acquirer, and because the independent registered public accounting firm that audited Graystone’s financial statements, Beard Miller Company LLP is different from the independent registered public accounting firm that audited the Registrant’s financial statements, Smith Elliott Kearns & Company, LLC, the rules and regulations of the Securities and Exchange Commission provide that there has been a de facto change in the Registrant’s independent registered public accounting firm from Smith Elliott Kearns & Company, LLC to Beard Miller Company LLP,  as of the effective time of the merger.  Since the reverse merger was completed prior to the end of the quarterly period ended March 31, 2009, the Registrant’s Form 10-Q for that period will contain the financial statements of Graystone and shall be reviewed by Beard Miller Company LLP.

The report issued by Smith Elliott Kearns & Company, LLC in connection with the audit of the financial statements of the Registrant for the years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles.

There have been no disagreements with Smith Elliott Kearns & Company, LLC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, during the two most recent fiscal years or subsequent interim period, which disagreement, if not resolved to the satisfaction of Smith Elliott Kearns & Company, LLC would have caused Smith Elliott Kearns & Company, LLC to make reference to the subject matter of such disagreement in connection with its audited report or interim financial statements.

There were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

Pursuant to Item 304(a)(3) of Regulation S-K, the Registrant has provided a copy of the above disclosures and requested that Smith Elliott Kearns & Company, LLC furnish it with a letter addressed to the Commission stating whether or not Smith Elliott Kearns & Company LLC agrees with the above statements.  A copy of such letter, dated March 31, 2009, is filed as Exhibit 16.1 to this current report on Form 8-K.

The Registrant’s Audit Committee will determine whether to retain Beard Miller Company LLP or engage a new auditor promptly after the effective date of the merger.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2009, Lois E. Easton resigned as a member of the Board of Directors of the Registrant and of the Registrant’s wholly-owned subsidiary, The First National Bank of Greencastle, effective March 31, 2009.   The resignation of Ms. Easton did not involve any disagreement with the Registrant.

Effective March 31, 2009, the Registrant’s Board of Directors appointed Andrew Samuel as President and Chief Executive Officer, Mark Merrill as Executive Vice President and Chief Financial Officer and Jeffrey Renninger as Executive Vice President and Chief Operating Officer of the Registrant.  The required information relating to Messrs. Samuel, Merrill and Renninger is set forth in the Registrant’s joint proxy statement/prospectus filed on Form S-4 (No. 333-156535) under the sections titled “Interests of Directors, Officers and Others in the Merger – Employment Agreements” beginning on page 87 and “Description of Graystone – Executive Officers” beginning on page 144, all of which is hereby incorporated herein by reference.

As a result of the appointment of Messrs. Samuel, Renninger and Merrill as aforesaid, Jeffrey B. Shank, Franklin T. Klink, III and John H. McDowell, Sr. no longer serve in the positions of Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, respectively, of the Registrant, although each continues to be employed by the Registrant.

In connection with the execution of the Merger Agreement, each of Mr. Samuel and Mr. Renninger entered into an amendment to his existing employment agreement with Graystone, which have each been assumed by the Registrant.  A description of the employment agreements and amendment thereto with Messrs. Samuel and Renninger is included in Registrant’s joint proxy statement/prospectus filed on Form S-4 (No. 333-156535) under the section titled “Interests of Directors, Officers and Others in the Merger – Employment Agreements” beginning on page 87, and is incorporated herein by reference.

Mr. Samuel’s current base salary rate under his employment agreement is equal to an annual rate of $335,000. Mr. Renninger’s current base salary rate under his employment agreement is equal to an annual rate of $195,000.   A copy of Mr. Samuel’s employment agreement and the amendment thereto, is attached hereto as Exhibit 10.1.  A copy of Mr. Renninger’s employment agreement and the amendment thereto, is attached hereto as Exhibit 10.2.

Also in connection with the execution of the Merger Agreement, Mr. Merrill entered into an employment agreement with Graystone and the Registrant dated November 12, 2008. The employment agreement provides for the employment of Mr. Merrill as Executive Vice President and Chief Financial Officer of the Registrant commencing on the effective date of the merger, March 31, 2009, at a base salary at an annual rate equal to Mr. Merrill’s base salary rate on the effective date ($165,000).  Registrant’s joint proxy statement/prospectus filed on Form S-4 (No. 333-156535), contains a description of the employment agreement with Mr. Merrill under the section titled “Interests of Directors, Officers and Others in the Merger – Employment Agreements” beginning on page 87, which description is incorporated herein by reference.  A copy of Mr. Merrill’s employment agreement is included at Exhibit 4 to Annex A to the joint proxy statement/prospectus and is  incorporated by reference in its entirety into this current report.

The Registrant has also entered into an employment agreement with Jeffrey B. Shank, the former President and Chief Executive Officer of Registrant, terminating his former change in control agreement with Registrant and providing for Mr. Shank’s employment as Executive Vice President of the Registrant, effective as of March 31, 2009, the effective date of the merger.  Registrant’s joint proxy statement/prospectus filed on Form S-4 (No. 333-156535), contains a description of the employment agreement with Mr. Shank under the section titled “Interests of Directors, Officers and Others in the Merger – Employment Agreements” beginning on page 87, which description is incorporated herein by reference.  A copy of Mr. Shank’s employment agreement is included at Exhibit 3 to Annex A to the joint proxy statement/prospectus and is incorporated by reference in its entirety into this current report.

In addition, pursuant to the Merger Agreement the Board of Directors appointed the former directors of Graystone Financial Corp. to the following classes of directors and committees of Registrant:

Class A Directors (term expires 2009)	Committee Participation
Klare Sunderland	—
Marcus Faust	Audit Committee
Michael A. Peck	Audit Committee
Robert E. Poole, Jr.	Compensation Committee

Class B Directors (term expires 2010)
John DiSanto	—
Kenneth R. Lehman	Executive Committee; Compensation Committee
Hasu P. Shah	Nominating and Corporate Governance Committee

Class C Directors (term expires 2011)
Jeffrey F. Lehman	Executive Committee; Audit Committee
Charles C. Pearson, Jr.	Executive Committee; Nominating and Corporate Governance Committee
Andrew S. Samuel	Executive Committee

The required information relating to the newly-appointed directors is set forth in the Registrant’s joint proxy statement/prospectus filed on Form S-4 (No. 333-156535) under the sections titled “Description of Graystone” beginning on page 140 and “Related Party Transactions” beginning on page 152, all of which is hereby incorporated herein by reference.

Pursuant to the Merger Agreement, the Registrant has assumed the obligations of Graystone Financial Corp. under the Graystone Financial Corp. 2007 Stock Incentive Plan.  A copy of the Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Registrant’s Board of Directors approved the amendment and restatement of the Registrant’s bylaws effective March 31, 2009, the effective date of the merger.   The amended and restated bylaws amend the previous bylaws by (i) amending Section 5.1 to provide additional flexibility in voting procedures as permitted by the Pennsylvania Business Corporation Law of 1988, as amended; (ii) amending Section 6.1 to increase the maximum time permitted prior to a meeting of shareholders or a payment of dividend or distributions or other such events to fix a record date from 45 to 90 days, as permitted by the Pennsylvania Business Corporation Law of 1988, as amended;  (iii) amending Section 10.2 to eliminate the limitation that no person 75 years of age or older shall be elected a director; (iv) adding a new Section 10.3 requiring that, for three years following the effective date of the merger, unless the Board of Directors shall determine otherwise upon the approval of 80% of the directors,  the Board of Directors shall consist of 20 directors, 10 of which shall be designated by the pre-merger Registrant directors and 10 of which shall be designated by the former Graystone directors;  (v) adding a new Section 10.4 requiring that for three years following the effective date of the merger, unless the Board of Directors shall determine otherwise upon the approval of 80% of the directors, all committees of the Registrant shall have equal representation of directors formerly of Graystone and the pre-merger Registrant; (vi) amending Section 11.1 to provide that for three years following the effective date of the merger, any director vacancies shall be filled in accordance with the requirements of Section 10.3 unless determined otherwise by the approval of 80% of the directors;  (vii)  adding a new Section 24.2 authorizing the issuance of uncertificated shares; and (viii) amending Section 33.1 to require that for three years after the effective date of the mrger, Section 10.2, 10.3, 10.4, 10.5 and 11.1 shall not be amended except by the affirmative vote of 80% of the entire Board of Directors.  The foregoing description is qualified in its entirety by reference to the amended and restated bylaws which are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Registrant’s Board of Directors approved an amended and restated Code of Ethics Policy, effective March 31, 2009, involving technical and administrative amendments.  The amendments include the addition of sections related to Accounting Practices, Waivers and Approvals, Training and Acknowledgment, Reporting Violations and Consequences for Non-Compliance.

A copy of the Code of Ethics Policy is filed herewith as Exhibit 14.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)                                                                                  Financial Statements of Business Acquired.

The required financial statements of Graystone Financial Corp. will be filed no later than 71 days after the date that this Form 8-K report is required to be filed or June 16, 2009.

(b)                                                                                 Pro Forma Financial Information.

The required pro forma information will be filed no later than 71 days after the date that this Form 8-K report is required to be filed or June 16, 2009.

(d)                                 Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Tower Bancorp, Inc.
10.1	Employment Agreement and amendment with Andrew Samuel
10.2	Employment Agreement and amendment with Jeffrey Renninger
10.3	Graystone Financial Corp. 2007 Stock Incentive Plan
14.1	Code of Ethics Policy
16.1	Letter of Smith Elliott Kearns & Company, LLC dated March 31, 2009
99.1	Press Release dated March 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Date:	March 31, 2009	By:	/s/ Andrew S. Samuel
Andrew S. Samuel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Tower Bancorp, Inc.
10.1	Employment Agreement and amendment with Andrew Samuel
10.2	Employment Agreement and amendment with Jeffrey Renninger
10.3	Graystone Financial Corp. 2007 Stock Incentive Plan
14.1	Code of Ethics Policy
16.1	Letter of Smith Elliott Kearns & Company, LLC dated March 31, 2009
99.1	Press Release dated March 31, 2009